UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

Reaves Utility Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Esq.

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 - April 30, 2020

Item 1. Reports to Stockholders.

(a)

Reaves Utility Income Fund

SEMI-ANNUAL REPORT

UTG

4.30.20

Section 19(b) disclosure

April 30, 2020 (Unaudited)

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.18 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading below net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic down-turns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Shareholder Letter	2
Statement of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	15
Additional Information	24
Privacy Policy	29

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.utilityincomefund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-230-0315, from 8am to 5pm CT, to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-230-0315.

Semi-Annual Report | April 30, 2020	1

Reaves Utility Income Fund	Shareholder Letter

April 30, 2020 (Unaudited)

To our Shareholders:

Investment Portfolio Returns: 6 months ended April 30, 2020

Total net assets of the Fund were $1.45 billion at April 30, 2020, or $29.41 of net asset value (“NAV”) per common share. At October 31, 2019 net assets totaled $1.78 billion representing $36.52 of net asset value per common share.

Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result, the market return to common shares can be higher or lower than the NAV return.

The market return for shareholders in the first half of fiscal 2020 was -15.68%, as is reflected in the table below. The share price of the Fund traded at a premium of 2.96% to the NAV at April 30, 2020 versus a premium of 1.56% at the beginning of the fiscal year.

	Period Ended April 30, 2020
	Six Months	One Year	Three Years+	Five Years+	Ten Years+	Since Inception+**
Total investment return – Net Asset Value*	-16.83%	-9.21%	1.25%	5.36%	11.46%	10.16%
Total investment return – Market Price*	-15.68%	-6.93%	1.78%	7.26%	11.63%	10.05%
S&P 500 Utilities Index[1]	-9.36%	0.83%	7.08%	9.06%	10.65%	9.54%
Dow Jones Utility Average[2]	-8.91%	1.61%	6.82%	9.45%	11.26%	10.55%

+	Annualized

*	Assumes all dividends being reinvested

**	Index data since 02/29/04

[1]	S&P 500 Utilities Index is a capitalization-weighted index containing 28 Electric and Gas Utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities.

[2]	The Dow Jones Utility Average is a price-weighted average of 15 utility stocks traded in the United States.

Distributions to Common Shareholders

The Fund’s annual distribution rate of $2.16 was unchanged. For the 2020 fiscal year the Fund expects total distributions to come from earned income (dividend income) and capital gains. For any given month, however, part of the distribution may be temporarily classified as a return of capital given the irregular realization of capital gains over the course of the year.

Leverage Facility

The leverage facility, which does not require re-hypothecation (lending) of Fund assets, was unchanged at $445,000,000. As a percentage of assets, leverage increased from 25.0% at October 31, 2019 to 30.7% at April 30, 2020. Adjusted for cash on hand, the net leverage of the Fund fell from 23.3% at October 31, 2019 to 16.9% on April 30, 2020. For details about the facility please refer to Note 5 of the accompanying financial statements.

2	www.utilityincomefund.com

Reaves Utility Income Fund	Shareholder Letter

April 30, 2020 (Unaudited)

Portfolio Discussion and Outlook

The emergence of COVID-19 as a serious threat to the value of financial assets became clear in late February and early March. We took a hard look at our portfolio and made several major changes with the goal of limiting losses and preserving capital.

We typically make decisions on a bottom-up fundamental basis. By focusing on the long term, we try to look through business cycles and market volatility. There are times, though, that demand a re-focus of our attention on capital preservation, lest volatility cause permanent impairment to the fund. Sensing one might be afoot, we took the following actions:

●	We raised cash, bringing our net leverage down to just under 17%

●	We reduced exposure to companies we felt had more balance sheet risk or greater sensitivity to economic cyclicality

We believe that the length of mandated stay-at-home restrictions is likely to be the leading contributor of any long-term impact the pandemic may have. Fiscal stimulus of roughly 20% of gross domestic product (GDP) and the Federal Reserve’s commitment to unlimited Quantitative Easing1 should help.

The world remains a dangerous and uncertain place. We are cautiously optimistic that conditions will improve by summer and fall, but we recognize that forecasts beyond 2021 are not particularly useful. The portfolio is positioned conservatively in companies that should be able to grow earnings and dividends in almost any foreseeable economic climate.

Sincerely,

Timothy O. Porter, Chief Investment Officer

John P. Bartlett, President

[1]	Quantitative easing (QE) is a monetary policy whereby a central bank buys government bonds or other financial assets in order to inject money into the economy to expand economic activity.

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV. Distribution payments are not guaranteed; distribution rates may vary.

You cannot invest directly in an index.

Semi-Annual Report | April 30, 2020	3

Reaves Utility Income Fund	Shareholder Letter

April 30, 2020 (Unaudited)

Industry Allocation as of April 30, 2020

*	Includes Money Market Funds

Holdings are subject to change

4	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Investments

April 30, 2020 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 115.16%
Diversified Telecommunication Services 14.89%
BCE, Inc.(1)	1,900,000	$76,836,000
TELUS Corp.	3,740,000	61,126,477
Verizon Communications, Inc.(1)	1,355,003	77,844,922
		215,807,399

Electric Utilities 26.95%
Edison International(1)	860,000	50,490,600
Eversource Energy(1)	747,000	60,282,900
FirstEnergy Corp.(1)	797,000	32,892,190
Fortis, Inc.(1)	1,750,000	67,813,293
NextEra Energy, Inc.(1)	404,000	93,372,480
PPL Corp.(1)	960,000	24,403,200
The Southern Co.	1,080,000	61,268,400
		390,523,063

Gas Utilities 2.72%
Atmos Energy Corp.(1)	161,500	16,468,155
Southwest Gas Corp.(1)	302,500	22,929,500
		39,397,655

Media 13.32%
Altice USA, Inc., Class A(1)(2)	2,610,000	67,781,700
Charter Communications, Inc., Class A(1)(2)	100,000	49,523,000
Cogeco Communications, Inc.	291,000	21,514,286
Comcast Corp., Class A(1)	1,440,000	54,187,200
		193,006,186

Multi-Utilities 30.18%
CMS Energy Corp.(1)	844,000	48,183,960
Dominion Energy, Inc.(1)	920,000	70,959,600
DTE Energy Co.(1)	386,300	40,074,762
Enel SpA	4,217,021	28,818,059
NiSource, Inc.(1)	1,229,000	30,860,190
Orsted A/S(3)(4)	100,000	10,109,777
PG&E Corp.(2)	2,255,000	23,993,200
Public Service Enterprise Group, Inc.(1)	1,100,000	55,781,000
Sempra Energy(1)	434,700	53,837,595
WEC Energy Group, Inc.(1)	823,700	74,586,035
		437,204,178

Oil, Gas & Consumable Fuels 7.19%
Marathon Petroleum Corp.	575,000	18,446,000
ONEOK, Inc.(1)	1,083,507	32,429,364

Semi-Annual Report | April 30, 2020	5

Reaves Utility Income Fund	Statement of Investments

April 30, 2020 (Unaudited)

	SHARES	VALUE
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class A, Sponsored ADR(1)	1,005,105	$33,299,129
TC Energy Corp.	430,000	19,934,800
		104,109,293

Real Estate Investment Trusts (REITs) 9.22%
CoreSite Realty Corp.(1)	312,000	37,811,280
Crown Castle International Corp.(1)	185,000	29,494,550
Equinix, Inc.(1)	85,000	57,392,000
Outfront Media, Inc.	200,000	3,138,000
SBA Communications Corp.	20,000	5,798,400
		133,634,230

Road & Rail 7.55%
Canadian National Railway Co.(1)	245,000	20,303,150
Union Pacific Corp.(1)	558,000	89,162,820
		109,465,970

Water Utilities 3.14%
American Water Works Co., Inc.(1)	374,000	45,512,060

TOTAL COMMON STOCKS
(Cost $1,428,472,950)		1,668,660,034

LIMITED PARTNERSHIPS 1.69%
Oil, Gas & Consumable Fuels 1.69%
Bastion Energy LLC (Anglo Dutch)(5)(6)		327,451
Enterprise Products Partners LP(1)	1,370,000	24,057,200
Talara Opportunities II, LP(2)(5)(6)(7)		–
		24,384,651

TOTAL LIMITED PARTNERSHIPS
(Cost $32,192,946)		24,384,651

MONEY MARKET FUNDS 13.72%
Federated Treasury Obligations Money Market Fund, 0.161% (7-Day Yield)	198,814,252	198,814,252

TOTAL MONEY MARKET FUNDS
(Cost $198,814,252)		198,814,252

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Reaves Utility Income Fund	Statement of Investments

April 30, 2020 (Unaudited)

VALUE
TOTAL INVESTMENTS - 130.57%
(Cost $1,659,480,148)	$1,891,858,937

LEVERAGE FACILITY - (30.71%)	(445,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.14%	2,107,958

NET ASSETS - 100.00%	$1,448,966,895

(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of April 30, 2020. (See Note 5)

(2)	Non-Income Producing Security.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2020, the aggregate market value of those securities was $10,109,777, representing 0.70% of net assets.

(4)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2020, the aggregate market value of these securities was $10,109,777, representing 0.70% of net assets.

(5)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 6)

(6)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees, using significant unobservable inputs. (See Note 1)

(7)	Underlying investment filed for bankruptcy in May 2019. Received notice of dissolution in November 2019.

Common Abbreviations:
ADR - American Depositary Receipt
Co. - Company
Corp. - Corporation
Inc. - Incorporated
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2020	7

Reaves Utility Income Fund	Statement of Assets and Liabilities

April 30, 2020 (Unaudited)

ASSETS:
Investments, at value (Cost $1,659,480,148)	$1,891,858,937
Foreign currency, at value (Cost $212,691)	212,691
Dividends receivable	2,820,737
Interest receivable	34,431
Receivable for investments sold	548,250
Deferred offering costs (Note 4)	236,614
Total Assets	1,895,711,660

LIABILITIES:
Loan payable	445,000,000
Interest payable on loan outstanding	176,887
Accrued investment advisory fees	885,597
Accrued administration fees	408,145
Accrued trustees' fees	46,928
Accrued chief compliance officer fees	3,146
Other payables and accrued expenses	224,062
Total Liabilities	446,744,765
Net Assets Applicable to Common Shareholders	$1,448,966,895

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$1,159,454,658
Total distributable earnings	289,512,237
Net Assets Applicable to Common Shareholders	$1,448,966,895

Shares of common stock outstanding of no par value, unlimited shares authorized	49,275,164
Net asset value per common share	$29.41

See Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Operations

For the Six Months Ended April 30, 2020 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,267,011)	$34,831,944
Interest on investment securities	47,965
Total Investment Income	34,879,909

EXPENSES:
Interest on loan	4,965,009
Investment advisory fees	6,111,852
Administration fees	2,820,157
Chief compliance officer fees	19,396
Trustees' fees	138,148
Miscellaneous fees	145,404
Total Expenses	14,199,966

Net Investment Income	20,679,943

Net realized gain/(loss) on:
Investment securities	57,232,780
Foreign currency transactions	297,417
Change in unrealized appreciation/(depreciation) of:
Investment securities	(375,771,858)
Translation of assets and liabilities denominated in foreign currencies	2,605
Net loss on investments and foreign currency transactions	(318,239,056)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$(297,559,113)

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2020	9

Reaves Utility Income Fund	Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019

COMMON SHAREHOLDER OPERATIONS:
Net investment income	$20,679,943	$31,870,118
Net realized gain	57,530,197	73,155,004
Change in unrealized appreciation/(depreciation)	(375,769,253)	229,026,278
Net increase/(decrease) in net assets attributable to common shares from operations	(297,559,113)	334,051,400

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total amount of distributions	(52,946,046)	(101,291,071)
Net decrease in net assets from distributions to common shareholders	(52,946,046)	(101,291,071)

CAPITAL SHARE TRANSACTIONS:
Proceeds from common shares issued to shareholders from reinvestment of dividends	2,051,108	2,263,910
Proceeds from sales of shares, net of offering costs	17,435,601	–
Net increase from capital share transactions	19,486,709	2,263,910

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(331,018,450)	235,024,239

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	$1,779,985,345	$1,544,961,106
End of period	$1,448,966,895	$1,779,985,345

See Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2020 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(297,559,113)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(276,887,062)
Proceeds from disposition of investment securities	455,241,516
Net purchases of short-term investment securities	(164,842,970)
Premium amortization	(5,113)
Net realized (gain)/loss on:
Investment securities	(57,232,780)
Net change in unrealized (appreciation)/depreciation on:
Investments	375,771,858
(Increase)/Decrease in assets:
Dividends receivable	(220,245)
Interest receivable	54,217
Deferred offering costs	(236,614)
Other Assets	771
Increase/(Decrease) in liabilities:
Interest payable on loan outstanding	(210,717)
Accrued investment advisory fees	(203,971)
Accrued administration fees	(94,004)
Accrued trustees' fees	6,068
Accrued chief compliance officer fees	(104)
Other payables and accrued expenses	(6,513)
Net Cash Provided by Operating Activities	33,575,224

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sales of shares, net of offering costs	17,435,601
Cash distributions paid on Common Shares	(50,894,938)
Net Cash Used in Financing Activities	(33,459,337)

Net Increase in cash	115,887
Foreign currency, beginning of year	$96,804
Foreign currency, end of year	$212,691

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$5,175,726
Non-cash financing activities not included herein consist of reinvestment of distributions of:	2,051,108

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2020	11

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income(1)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Change due to rights offering
Common share offering costs charged to paid-in capital
Total distributions and offerings

Net asset value per common share, end of period
Market price per common share, end of period

Total Investment Return - Net Asset Value(4)
Total Investment Return - Market Price(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of period (000s)
Ratio of expenses to average net assets attributable to common shares

Ratio of expenses excluding interest expense to average net assets attributable to common shares

Ratio of net investment income to average net assets attributable to common shares Portfolio turnover rate

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000(7)

See Notes to Financial Statements.

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Financial Highlights

For the Six Months Ended 4/30/20 (Unaudited)		For the Year Ended 10/31/19	For the Year Ended 10/31/18		For the Year Ended 10/31/17		For the Year Ended 10/31/16		For the Year Ended 10/31/15
$36.52		$31.74	$33.14		$32.53		$30.29		$32.71

0.42		0.65	0.84		1.00		0.84		0.84
(6.45)		6.21	(0.25)		3.87		3.89		(1.47)
(6.03)		6.86	0.59		4.87		4.73		(0.63)

(1.08)		(0.64)	(0.83)		(1.04)		(0.99)		(0.89)
–		(1.44)	(1.16)		(1.80)		(0.83)		(0.90)
(1.08)		(2.08)	(1.99)		(2.84)		(1.82)		(1.79)
–		–	(0.00	)(2)	(1.42	)(3)	(0.67	)(3)	–
0.00	(2)	N/A	N/A		N/A		N/A		N/A
(1.08)		(2.08)	(1.99)		(4.26)		(2.49)		(1.79)

$29.41		$36.52	$31.74		$33.14		$32.53		$30.29
$30.28		$37.09	$30.36		$31.02		$30.00		$29.67

(16.83	)%(5)	22.38%	2.39%		11.04%		14.31%		(1.78)%
(15.68	)%(5)	29.94%	4.63%		12.70%		7.62%		1.91%

$1,448,967		$1,779,985	$1,544,961		$1,612,865		$1,116,576		$878,952
1.70	%(6)	2.06%	1.90%		1.66%		1.59%		1.62%

1.11	%(6)	1.17%	1.10%		1.09%		1.14%		1.15%

2.47	%(6)	1.93%	2.62%		2.97%		2.66%		2.67%
14	%(5)	22%	24%		15%		34%		32%

$445,000		$445,000	$445,000		$320,000		$320,000		$320,000
$4,256		$5,000	$4,472		$6,040		$4,489		$3,747

Semi-Annual Report | April 30, 2020	13

Reaves Utility Income Fund	Financial Highlights

(1)	Calculated using average common shares outstanding.

(2)	Less than $(0.005).

(3)	Effect of rights offerings for common shares at a price below market price.

(4)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Not Annualized

(6)	Annualized

(7)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

14	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG”.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s or counterparty’s management; the prospects for the industry of the issuer, borrower or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Semi-Annual Report | April 30, 2020	15

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

16	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

The following is a summary of the Fund’s investments in the fair value hierarchy as of April 30, 2020:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,668,660,034	$–	$–	$1,668,660,034
Limited Partnerships	24,057,200	–	327,451	24,384,651
Money Market Funds	198,814,252	–	–	198,814,252
Total	$1,891,531,486	$–	$327,451	$1,891,858,937

*	See Statement of Investments for industry classifications.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of October 31, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	Balance as of April 30, 2020	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2020
Limited Partnerships	$437,324	$–	$(109,873)	$–	$–	$–	$327,451	$(109,873)
Total	$437,324	$–	$(109,873)	$–	$–	$–	$327,451	$(109,873)

The table below provides additional information about the Level 3 fair value measurements as of April 30, 2020:

Investment Type	Value as of 4/30/20	Valuation Technique*	Unobservable Input**	Amount
			Discount Rate	12.5%
			Decline Rate	25%
Limited Partnership	$327,451	Discounted Cash Flow	Discount for Lack of Marketability	15%
Total	$327,451

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.
**	A change in the unobservable input may result in a significant change to the value of the investment as of April 30, 2020 as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Decline Rate	Decrease	Increase
Discount for Lack of Marketability	Decrease	Increase

Semi-Annual Report | April 30, 2020	17

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of and during the six months ended April 30, 2020, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. See Note 3.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2.  RISKS

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

Concentration Risk. The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

Risk of Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

18	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

Market Disruption and Geopolitical Risk. The value of investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 (the “Coronavirus”) outbreak, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

Semi-Annual Report | April 30, 2020	19

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

3.  INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended April 30, 2020, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end and are not available for the six months ended April 30, 2020.

The tax character of the distributions paid by the Fund were as follows:

For the Year Ended October 31, 2019
Distributions paid from:
Ordinary Income	$31,216,062
Long-Term Capital Gain	70,075,009
Total	$101,291,071

As of April 30, 2020, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$382,319,156
Gross depreciation (excess of tax cost over value)	(122,885,753)
Net unrealized appreciation	259,433,403
Cost of investments for income tax purposes	$1,632,425,534

20	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

4.  CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

The Fund has a registration statement on file with the SEC (the “Shelf Registration Statement”), pursuant to which the Fund may offer shares of common stock, from time to time, in one or more offerings, up to a maximum aggregate offering price of $600,000,000 on terms to be determined at the time of the offering.

On November 4, 2019, as allowed by the Shelf Registration Statement, the Fund entered into a distribution agreement with ALPS Distributors, Inc. (“ADI”), an affiliate of ALPS, pursuant to which the Fund may offer and sell up to 5,500,000 of the Fund’s Common Shares, from time to time through ADI. During the six months ended April 30, 2020, 478,842 shares of common stock were sold totaling $17,435,601 in proceeds to the Fund, net of offering costs of $17,782. Under the agreement ADI was paid $35,529 for the shares sold.

Offering costs incurred as a result of the Fund’s Shelf Registration Statement through April 30, 2020 are approximately $253,775. Management estimates an additional $341,105 of costs expected to be incurred resulting in total offering costs of approximately $594,880. The Statement of Assets and Liabilities reflects the current offering costs of $236,614 as deferred offering costs. These offering costs, as well as offering costs incurred subsequent to April 30, 2020 will be charged to paid-in-capital upon the issuance of shares.

Transactions in common shares were as follows:

	For the Six Months Ended April 30, 2020	For the Year Ended October 31, 2019
Common Stock outstanding - beginning of period	48,736,871	48,670,001
Common Stock issued from sale of shares	478,842	–
Common Stock issued as reinvestment of dividends	59,451	66,870
Common Stock outstanding - end of period	49,275,164	48,736,871

5.  BORROWINGS

On December 8, 2016, the Fund entered into a Credit Agreement with Pershing LLC. Under the terms of the Amended Credit Agreement, the Fund is allowed to borrow up to $455,000,000. Interest is charged at a rate of the one month LIBOR (“London Interbank Offered Rate”) plus 0.80%. Prior to June 20, 2019 the interest rate was one month LIBOR plus 1.00%. Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Borrowing commenced under the terms of the Credit Agreement on December 13, 2016.

For the six months ended April 30, 2020, the average amount borrowed under the Credit Agreement was $445,000,000, at an average rate of 2.21%. As of April 30, 2020, the amount of outstanding borrowings was $445,000,000, the interest rate was 1.13% and the amount of pledged collateral was $825,827,410.

Semi-Annual Report | April 30, 2020	21

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

6.  RESTRICTED SECURITIES

As of April 30, 2020, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of April 30, 2020 were as follows:

Description	Acquisition Date(s)	Cost	Value	Market Value as Percentage of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$–	$327,451	0.02%
Talara Opportunities II, LP	8/30/2013 - 7/24/2015	4,051,936	–	0.00%
TOTAL		$4,051,936	$327,451	0.02%

7.  PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2020, aggregated $276,138,577 and $455,382,823, respectively.

8.  MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Reaves Asset Management (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”) with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses in connection with the performance of its services under the Administration Agreement, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, tax, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, the printing and distribution cost incurred to comply with the terms of the Fund’s 19(b) exemptive relief granted on July 14, 2011, certain expenses related to regulatory filings and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, the Fund has agreed to pay ALPS for providing Chief Compliance Officer services to the Fund an annual fee payable in monthly installments.

Both Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

22	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

9.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Semi-Annual Report | April 30, 2020	23

Reaves Utility Income Fund	Additional Information

April 30, 2020 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE American LLC or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

24	www.utilityincomefund.com

Reaves Utility Income Fund	Additional Information

April 30, 2020 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the March 9, 2020 meeting of the Board of the Fund (the “Meeting”), the Board, including those Trustees who are not “interested Trustees” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), approved W.H. Reaves & Co. Inc. (the “Adviser” or “Reaves”) to serve as the Fund’s investment adviser and approved the investment advisory agreement between Reaves and the Fund (the “Advisory Agreement”), upon the terms and conditions set forth therein, for an additional one-year term. In connection with considering the approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Trustees in the executive session and at the Meeting in determining to approve the Advisory Agreement.

Nature, extent, and quality of services. The Trustees considered the nature, extent, and quality of the services provided to the Fund by the Adviser. In evaluating the quality of the Adviser’s services, the Trustees noted the various complexities involved in the operations of the Fund, such as the use of leverage, and concluded that the Adviser continues to consistently provide high-quality services to the Fund in an increasingly complex environment. The Trustees also considered the Fund’s investment performance and took into account its evaluation of the quality of the Adviser’s compliance program. The Trustees also considered the qualifications, experience, and capability of the Adviser’s management team and other personnel and the extent of care with which the Adviser performs its duties and obligations. The Trustees also considered information from the Adviser regarding the overall financial strength of the Adviser and considered the resources and staffing in place with respect to the services provided to the Fund. In light of the foregoing, the Trustees concluded that it was generally satisfied with the nature, extent, and quality of the services provided to the Fund by the Adviser.

Semi-Annual Report | April 30, 2020	25

Reaves Utility Income Fund	Additional Information

April 30, 2020 (Unaudited)

Performance of the Fund and the Adviser. The Trustees reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Trustees utilized a report from an independent provider of investment company data (the “Data Provider”). As reported by the Data Provider, the Fund’s net total return (annualized) ranked 3rd, 3rd, 4th, 2nd, 2nd, and 1st for the 1-, 2-, 3-, 4-, 5- and 10-year periods ended December 31, 2019, respectively, among the performance universe consisting of the Fund and all leveraged closed-end utility funds, regardless of asset size. The Fund also outperformed the Lipper Closed-End Sector Equity Fund Index for the 1-, 2-, 4-, 5-, and 10-year periods.

Costs of services and profits realized. The Trustees considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser from its relationship with the Fund. To facilitate this analysis, the Trustees retained the Data Provider to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other comparable funds selected by the Data Provider (the “the Data Provider expense group”). The Trustees reviewed, among other things, information provided by the Data Provider comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Data Provider expense group. Based on the data provided on management fee rates, the Trustees noted that: (i) the Fund’s contractual management fee rate was lower than the median of its Data Provider expense group; and (ii) the actual management fee rate was lower than the median of its Data Provider expense group both on the basis of assets attributable to common shares and on a total asset basis.

The Adviser also furnished the Trustees with copies of its financial statements and other information regarding its expenses in providing services to the Fund. In reviewing those financial statements and other materials, the Trustees examined the profitability to the Adviser.

Economies of scale. The Trustees noted that there were no fee breakpoints in the Advisory Agreement and that any increases in the Fund’s assets are primarily attributable to market appreciation, dividend reinvestments, and rights offerings.

Comparison with other advisory contracts. The Trustees also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Trustees noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is comparable to the Adviser’s standard fee schedule. However, the Trustees noted that the services provided by the Adviser to the Fund are more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts and to those investment company accounts for which the Adviser serves only in a sub-advisory capacity. Based on the fact that the Adviser only provides the enhanced services to its investment company clients and not to its institutional account clients, the Trustees concluded that comparisons between the two fee structures would not be appropriate or meaningful. Furthermore, the Trustees noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

26	www.utilityincomefund.com

Reaves Utility Income Fund	Additional Information

April 30, 2020 (Unaudited)

Indirect benefits. The Trustees considered indirect benefits to the Adviser from its relationship to the Fund, including increased visibility among its institutional asset manager peer group and “sell side” research obtained from broker-dealers that execute trades for the Fund.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Trustees concluded that the level of fees paid to the Adviser was fair and reasonable in light of the usual and customary charges for such services, and that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-644-5571, or on the Fund’s website at http://www.utilityincomefund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-644-5571, or on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Copies of the Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov. Information on the Fund’s Forms N-PORT is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Semi-Annual Report | April 30, 2020	27

Reaves Utility Income Fund	Additional Information

April 30, 2020 (Unaudited)

	Total Cumulative Distributions for the six months ended April 30, 2020				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2020
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$0.39508	$0.68492	$0.00000	$1.08000	36.58%	63.42%	0.00%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL MEETING OF STOCKHOLDERS

On April 6, 2020, the Annual Meeting of Stockholders of the Fund was held to elect two Trustees. On February 3, 2020, the record date for the meeting, the Fund had 48,953,019.246 outstanding shares of common stock. The votes cast at the meeting were as follows:

Proposal 1 – Proposal to elect two Trustees:

Election of Mary K. Anstine as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	39,232,950.180	97.251%
Withheld	1,109,326.177	2.749%
TOTAL	40,342,276.357	100.000%

Election of Michael F. Holland as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	39,151,887.087	97.050%
Withheld	1,190,387.270	2.950%
TOTAL	40,342,276.357	100.000%

28	www.utilityincomefund.com

Reaves Utility Income Fund	Privacy Policy

April 30, 2020 (Unaudited)

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

●	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

●	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about the Fund’s privacy policies call (800) 644-5571 (toll-free).

Semi-Annual Report | April 30, 2020	29

REAVES UTILITY INCOME FUND
1290 Broadway, Suite 1000
Denver, CO 80203
1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b)       Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)	(1)	Not applicable to this report.

(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(3)	None.

(4)	None.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Brad Swenson
Brad Swenson
President (Principal Executive Officer)

Date:	July 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Swenson
Brad Swenson
President (Principal Executive Officer)

Date:	July 1, 2020

By:	/s/ Jill A. Kerschen
Jill A. Kerschen
Treasurer (Principal Financial Officer)

Date:	July 1, 2020